American Century International Bond Funds Summary Prospectus and Prospectus Supplement International Bond Fund
Supplement dated July 1, 2014 ■ Summary Prospectus and Prospectus dated November 1, 2013

On June 13, 2014, the Board of Trustees of American Century International Bond Funds (“Board”) approved a change to the International Bond Fund’s (the “fund”) fundamental investment objective from seeking “high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the US” to seeking “total return”. The Board also approved a reclassification of the fund’s investment objective from “fundamental” to “non-fundamental.” Both changes require approval from shareholders of the fund and therefore a Special Meeting of Shareholders (the “meeting”) of the fund will be held at 10:00 a.m. Central Time on September 15, 2014 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposals:

1.

To approve a change in the fund's investment objective from seeking "high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the US" to seeking "total return."

2.	To approve reclassification of the fund’s investment objective from “fundamental” to “non-fundamental.”

Shareholders of record of the fund as of June 30, 2014 are entitled to vote at the meeting and will receive a proxy statement asking them to approve the proposals.

It is anticipated that, if the proposed investment objective is approved by shareholders, the fund would revise its investment strategy to permit it to invest in non-investment grade debt securities, which could include issuers located in emerging market countries. Currently, securities of most issuers in emerging market countries would not be permitted investments of the fund because those securities would not be considered high quality, as required by the fund’s existing investment objective. This broadening of the fund’s investment universe will provide it with opportunities for increased credit and currency diversification. It is anticipated that the change in investment objective will cause the fund to reposition a portion of its portfolio in order to invest in investments, such as non-investment grade securities, that are permitted by the fund’s new investment objective. This repositioning will likely result in an increased capital gain distribution to shareholders of the fund.

The fund’s current investment objective is fundamental, which means that shareholders need to approve any material change to the investment objective. In order to enhance the fund’s flexibility, it is proposed that the fund’s investment objective be reclassified as a “non-fundamental” policy, which means that the Board will be able to change the fund’s investment objective in the future without shareholder approval.

The approval of one proposal is not contingent upon the approval of the other proposal.

A proxy statement with respect to the information described above will be mailed to shareholders of record and filed with the Securities and Exchange Commission (SEC).  Investors are urged to read the proxy statement because it contains important information.  The proxy statement and other relevant documents will be available free of charge on the SEC’s Web site at www.sec.gov or by calling 1-800-345-2021. The proxy statement will also be available on American Century Investments’ Web site.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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